                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 21, 1997



                      AMERICAN HEALTH PROPERTIES, INC.
           (Exact name of registrant as specified in its charter)



            DELAWARE                  1-9381               95-4084878
   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)          File Number)       Identification No.)



     6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1800
                 ENGLEWOOD, COLORADO                              80111
         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  (303) 796-9793

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c) Exhibits

 1.1 Underwriting Agreement dated January 17, 1997 between American Health Properties, Inc. and Goldman, Sachs & Co.

 1.2 Pricing Agreement dated January 17, 1997 between American Health Properties, Inc. and Goldman, Sachs & Co., Alex, Brown & Sons Incorporated and Dean Witter Reynolds Inc.

 1.3 Pricing Agreement dated January 17, 1997 between American Health Properties, Inc. and Goldman, Sachs & Co., First Union Capital Markets Corp. and NationsBanc Capital Markets, Inc.

 4.1 Indenture dated as of January 15, 1997 between American Health Properties, Inc. and The Bank of New York as Trustee


23.1             Consent of Arthur Andersen LLP

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 21, 1997                     AMERICAN HEALTH PROPERTIES, INC.
                                                    (Registrant)


                                           By: /s/ Michael J. McGee
                                               Michael J. McGee
                                               Treasurer

                                EXHIBIT INDEX


Exhibit
Number                     Exhibit Description
-------                    -------------------
 1.1             Underwriting Agreement dated January 17, 1997 between American
                 Health Properties, Inc. and Goldman, Sachs & Co.

 1.2             Pricing Agreement dated January 17, 1997 between American
                 Health Properties, Inc. and Goldman, Sachs & Co., Alex, Brown
                 & Sons Incorporated and Dean Witter Reynolds Inc.

 1.3             Pricing Agreement dated January 17, 1997 between American
                 Health Properties, Inc. and Goldman, Sachs & Co., First Union
                 Capital Markets Corp. and Nations Banc Capital Markets, Inc.

 4.1             Indenture dated as of January 15, 1997 between American Health
                 Properties, Inc. and The Bank of New York as Trustee

23.1             Consent of Arthur Andersen LLP
